UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 8, 2003

PROLONG INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-22803	74-2234246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Thomas, Irvine, CA (Address of principal executive offices)		92618 (Zip Code)

Registrant’s telephone number, including area code: (949) 587-2700

Not applicable

(Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed as part of this report:

	Exhibit Number	Description
	99.1	Press Release dated August 8, 2003.

Item 12.    Results of Operations and Financial Condition.

On August 8, 2003, the Registrant issued a press release regarding its financial results for the quarter ended June 30, 2003. A copy of the press release issued by the Registrant concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing information, including the Exhibit attached hereto, is being furnished under Item 12—Results of Operations and Financial Condition and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLONG INTERNATIONAL CORPORATION

August 11, 2003	By:	/s/ NICHOLAS ROSIER
Nicholas Rosier, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 8, 2003.